UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 8, 2016

Molycorp, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34827	27-2301797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Plaza Tower One, Suite 1610 6400 South Fiddlers Green Circle Greenwood Village, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (303) 843-8040

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.                Bankruptcy or Receivership.

The Confirmed Plan

As previously disclosed in a Current Report on Form 8-K filed by Molycorp, Inc. (the “Company”) on June 25, 2015 and in subsequent Current Reports on Form 8-K filed by the Company thereafter, the Company and certain of its direct and indirect wholly owned domestic subsidiaries and certain of its foreign subsidiaries in Canada, Barbados and Luxembourg (collectively with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on June 25, 2015 seeking relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”).  The cases are styled In re Molycorp, Inc., et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11357 (the “Chapter 11 Cases”).

On November 3, 2015, the Debtors filed with the Bankruptcy Court (1) a proposed plan of reorganization (as it may be amended, modified or supplemented from time to time, the “Plan”) for the resolution of certain claims pursuant to section 1121(a) of the Bankruptcy Code and (2) a related proposed disclosure statement (as it may be amended, modified or supplemented from time to time, the “Disclosure Statement”).  On January 20, 2016, the Bankruptcy Court entered an order approving the Disclosure Statement.  A copy of the Disclosure Statement is filed as Exhibit 99.1 to this Current Report on Form 8-K.

As described in the Disclosure Statement, the Plan contemplated two possible alternative plan structures:  (1) the sale of substantially all of the Company’s assets, including the Company’s downstream business units — Chemicals & Oxides, Magnetic Materials & Alloys and Rare Metals (collectively, the “Downstream Businesses”) — pursuant to the Plan and distributions to creditors of the net proceeds from such sale (the “Sale”); or (2) if the sale process was unsuccessful in attracting a bid (or combination of bids) sufficient to trigger the conditions for the Sale or the Debtors were otherwise unable to consummate the Sale, a stand-alone reorganization around the Downstream Businesses (the “Stand-Alone Reorganization”).  The Plan also provided for, in connection with both the Sale and the Stand-Alone Reorganization, the sale of the assets of certain of the Debtors (consisting of PP IV Mountain Pass II, Inc., PP IV Mountain Pass Inc., RCF Speedwagon Inc., Molycorp Minerals, LLC, Industrial Minerals, LLC and Molycorp Advanced Water Technologies, LLC, collectively, the “Molycorp Minerals Debtors”) related to the Company’s Mountain Pass rare-earth mining facility located in San Bernardino County and the distribution of the proceeds of such sale to creditors.

The Plan incorporates certain settlement agreements reached during the Chapter 11 Cases, including (1) a settlement agreement, dated February 22, 2016, among the Debtors, the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Creditors’ Committee”), OCM MLYCo CTB Ltd. (“Oaktree”), the Debtors’ prepetition senior secured lender and postpetition lender, and National Union Fire Insurance Company of Pittsburgh, P.A., the Debtors’ director and officer insurance provider (the “Committee Settlement Agreement”) and (2) a settlement agreement, dated March 25, 2016, among the Debtors, an ad hoc group of holders (the “Ad Hoc 10% Noteholders”) of the 10% Senior Secured Notes due 2020 issued by the Company (the “10% Notes”), Oaktree and the Creditors’ Committee (the “10% Noteholder Group Settlement”).  Copies of the Committee Settlement Agreement and 10% Noteholder Group Settlement are filed as Exhibit 99.2 and Exhibit 99.3, respectively, to this Current Report on Form 8-K.

After not receiving bids in sufficient amount to trigger the conditions for the Sale, the Plan was withdrawn as to the Molycorp Minerals Debtors, and the remaining Debtors (the “Plan Debtors”) sought approval of the Stand-Alone Reorganization pursuant to the Plan and the sale of certain of the assets of the Molycorp Minerals Debtors (the “Molycorp Minerals Sale”) pursuant to a credit bid asset purchase agreement (the “Credit Bid APA”) submitted by the Ad Hoc 10% Noteholders.  After hearings held on March 29 and 30 and on April 5 and 8, 2016, on April 5, 2016, the Bankruptcy Court entered an order approving the Molycorp Minerals Sale and the Credit Bid APA (the

“Sale Order”), and on April 8, 2016, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”).

The Confirmation Order, which includes a copy of the Plan in the form approved by the Bankruptcy Court on April 6, 2016 as Appendix I thereto, is filed as Exhibit 2.1 to this Current Report on Form 8-K.  The Sale Order, which includes a copy of the Credit Bid APA as approved by the Bankruptcy Court, is filed as Exhibit 99.4 to this Current Report on Form 8-K.  On May 2, 2016, the Bankruptcy Court approved certain technical modifications to the Plan.  A copy of the Plan, as modified, is filed as Exhibit 2.2 to this Current Report on Form 8-K.

Summary of the Plan

The following is a summary of the material terms of the Plan.  This summary is qualified in its entirety by reference to the Plan and the Confirmation Order.  To the extent that there is a conflict between this summary and the Plan or Confirmation Order, the Plan or Confirmation Order, as applicable, shall govern.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan.

Treatment of Claims and Interests

Pursuant to the Stand-Alone Reorganization under the Plan, on the effective date of the Plan (the “Effective Date”), the Company will be dissolved and an entity will be created to serve as the new parent company for the Downstream Businesses that will issue new equity (the “Reorganized Parent Common Equity”).  The Plan provides that the Reorganized Parent Common Equity will be distributed 92.5% to Oaktree (subject to dilution by the MIP) and 7.5% to Holders of General Unsecured Claims against the Company (subject to dilution by the MIP) (the equity distributed to such Holders of General Unsecured Claims, the “Class 5A Equity”), including Claims arising on account of the convertible notes due 2016, 2017 and 2018 issued by the Company and the unsecured deficiency Claims of the Holders of the 10% Notes.  On the Effective Date, all shares or other ownership interests of the Company, including the Company’s common stock, will be cancelled without further act.  Holders of equity interests in the Company will not be entitled to receive any distributions on account of such equity interests.

Holders of General Unsecured Claims against the Company will be entitled, in accordance with the terms of the Plan, to receive their Pro Rata share of (a) the Stand-Alone Distribution, consisting of the Class 5A Equity or $2 million in Cash, as applicable, and (b) the Class 5A Insurance Payment.  Holders of General Unsecured Claims against the Downstream Debtors (as defined in the Plan) will be entitled to receive Cash equal to 100% of their Allowed General Unsecured Claim.

Described in very general terms, all allowed secured claims, allowed administrative claims, allowed professional compensation claims, allowed priority unsecured tax claims, allowed priority employee claims, allowed priority unsecured non-tax claims, allowed secured tax claims and allowed other secured claims will be reinstated, paid in full or otherwise treated in a manner consistent with the Bankruptcy Code to be deemed unimpaired.  Holders of subordinated claims, including the Subordinated Convertible Notes Claims and Section 510(b) Claims, will receive no distributions under the Plan.  With respect to Intercompany Claims, the Plan takes into account all Allowed Intercompany Claims when calculating distributions to be made to third party creditors, except certain Recharacterized Intercompany Claims that will be deemed recharacterized as equity solely for purposes of calculating distributions to third-party creditors under the Plan.  Finally, at the Plan Debtors’ (subject to the Oaktree Consent Right) or Post-Effective Date Plan Debtors’ option, as applicable, Intercompany Claims and Subsidiary Plan Debtor Equity Interests may be reinstated on the Effective Date, receive no distribution or be eliminated on the Effective Date, including by way of capital contribution.

Certain Transfers of Property

In connection with the 10% Noteholder Group Settlement, the Ad Hoc 10% Noteholders agreed to support the transfer of certain assets from the Molycorp Minerals Debtors to the Plan Debtors pursuant to the Plan (the “Downstream Transferred Assets”).  The Downstream Transferred Assets consist of (1) the equity interests in non-Debtor Molycorp Silmet AS (“Molycorp Silmet”); (2) a certain promissory note issued by Molycorp Silmet to Molycorp Minerals, LLC, dated February 13, 2013, and the related Loan Agreement, dated February 13, 2013, between Molycorp Silmet and Molycorp Minerals; (3) all intellectual property owned by Molycorp Minerals other than the Purchased Intellectual Property (as defined below); and all Executory Contracts and Unexpired Leases scheduled on the Schedule of Assumed Executory Contracts and Unexpired Leases.

The transfers of the Downstream Transferred Assets pursuant to the Plan were completed on April 27, 2016.

The Effective Date of the Plan

The following conditions, and others, shall have been satisfied or waived for the Plan to become effective:

1.                                The DIP Facility maturity date shall not have occurred.

2.                                The final form of all Plan Documents and all Plan Supplement documents shall be in form and substance acceptable to the Plan Debtors, subject to the Oaktree Consent Right and, solely with respect to those issues contained in the Committee Settlement Agreement, the Creditors’ Committee Consent Right, the Directors and Officers Consent Right and the National Union Consent Right; provided that the order approving the 10% Noteholder Group Settlement or portion of the Confirmation Order concerning the 10% Noteholder Group Settlement as applicable, shall be acceptable to the Ad Hoc 10% Noteholders, Oaktree and the Debtors.

3.                                All governmental and material third party approvals and consents, including Bankruptcy Court approval, necessary in connection with the transactions contemplated by the Plan will have been obtained or entered, not be subject to unfulfilled conditions and be in full force and effect, and all applicable waiting periods will have expired without any action being taken or threatened by any competent authority that would restrain, prevent or otherwise impose materially adverse conditions on such transactions.

4.                                All documents and agreements necessary to implement the Plan will have (a) been tendered for delivery and (b) been effected or executed by all Entities party thereto, or will be deemed executed and delivered by virtue of the effectiveness of the Plan as expressly set forth in the Plan, and all conditions precedent to the effectiveness of such documents and agreements will have been satisfied or waived pursuant to the terms of such documents or agreements.

In addition, the Debtors must perform various other administrative actions in conjunction with emergence from chapter 11. There can be no assurance that the Debtors will satisfy these conditions, complete such required actions and emerge from chapter 11 within the Debtors’ anticipated timeframe or at all.

Summary of the Molycorp Minerals Sale

The following is a summary of the material terms of the Molycorp Minerals Sale.  This summary is qualified in its entirety by reference to the Credit Bid APA and the Sale Order.  To the extent that there is a conflict between this summary and the Credit Bid APA or Sale Order, the Credit Bid APA or Sale Order, as applicable, shall govern.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Sale Order.

On January 14, 2016, the Bankruptcy Court entered an order establishing certain bid and auction procedures for the Debtors’ sale of all or substantially all of their assets in whole or in part, including in connection with the Sale and the Molycorp Minerals Sale (the “Bid Procedures”). Despite an extensive marketing and sale process, the Debtors did not receive more than one Qualified Bid (as defined in the Bid Procedures) with respect to any Permitted Asset Group (as defined in the Bid Procedures) prior to the bid deadline of February 26, 2016.  The Debtors did receive a credit bid from the Ad Hoc 10% Noteholders, which the Debtors, in consultation with the Consultation Parties (as defined in the Bid Procedures), subsequently determined to be a Qualified Bid in connection with the 10% Noteholder Group Settlement.

Pursuant to the Credit Bid APA, the Debtors transferred to Secure Natural Resources LLC, an entity formed by the Ad Hoc 10% Noteholders, (1) all cash collateral (as defined in section 363(a) of the Bankruptcy Code) that was held by the Molycorp Minerals Debtors other than (a) the Molycorp Minerals Intercompany Amount (as defined in the 10% Noteholder Group Settlement) and (b) any amounts resulting from the sale of up to 56,000 kg of NdPr inventory by Molycorp Minerals LLC after March 25, 2016; (2) the Intellectual Property (as defined in the Credit Bid APA) and the associated goodwill of Sellers (as defined in the Credit Bid APA) (a) related to the design, development, marketing and sale of rare earth-based products for the removal of contaminants from water including SorbX™ and PhosFIX™ trademarks, (b) related to the process patents set forth on Schedule 2.1(b)(iii) to the Credit Bid APA and (c) expressly set forth on Exhibit 2 to the 10% Noteholder Group Settlement (collectively, the “Purchased Intellectual Property”); (3) the “Specified Mineral Properties”, defined as (a) to the extent severable, the mineral rights with respect to the subsurface estate at Debtors’ Mountain Pass rare earth mining and processing facility in San Bernardino County, California, and as more particularly described in the Deed (as defined in the Credit Bid APA) held by any Seller, in each case that are not expressly designated as Excluded Assets (as defined in the Credit Bid APA); and (4) the Contracts (as defined in the Credit Bid APA) and agreements related to the Purchased Intellectual Property to which any Seller is a party unless subsequently excluded from the Credit Bid APA by the Ad Hoc 10% Noteholders after execution of the 10% Noteholder Group Settlement.

The Bankruptcy Court entered the Sale Order approving the Molycorp Minerals Sale and Credit Bid APA on April 5, 2016, and the Molycorp Minerals Sale closed on April 15, 2016.

The Molycorp Minerals Debtors

Prior to confirmation of the Plan, the Plan was withdrawn with respect to the Molycorp Minerals Debtors, including Molycorp Minerals, LLC, the principal corporate entity holding substantially all of the assets related to the Mountain Pass rare earth mining and processing facility.  On April 8, 2016, the Molycorp Minerals Debtors filed a motion to convert their chapter 11 cases to cases under chapter 7 of the Bankruptcy Code.  On April 13, 2016, after a hearing during which a potential alternative to avoid chapter 7 conversion was discussed, the Bankruptcy Court directed the appointment of a chapter 11 trustee.

After the closing of the Molycorp Minerals Sale, on May 2, 2016, and the satisfaction of certain other conditions precedent, the Bankruptcy Court entered an order approving the appointment of Paul E. Harner as chapter 11 trustee for the Molycorp Minerals Debtors.  The bankruptcy cases of the Molycorp Minerals Debtors have been severed from the bankruptcy cases of the Plan Debtors and now are separately administered under the case caption In re Molycorp Minerals, LLC, et al, U.S. Bankruptcy Court, District of Delaware, Case No. 15-11371.

Item 3.03.                Material Modification to Rights of Security Holders.

Pursuant to the Plan and the Confirmation Order, on the Effective Date of the Plan, all equity interests in the Company (including outstanding shares of preferred stock, common stock, options, warrants or contractual or other rights to acquire any equity interests in the Company) are to be cancelled on the Effective Date and not entitled to receive any distributions on account of such equity interests.

Item 9.01.                Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

2.1	Confirmation Order, including Plan of Reorganization

2.2	Fourth Amended Joint Plan of Reorganization

99.1	Disclosure Statement

99.2	Committee Settlement Agreement

99.3	10% Noteholder Group Settlement

99.4	Sale Order, including Credit Bid Asset Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLYCORP, INC.

	By:	/s/ Michael F. Doolan
	Name:	Michael F. Doolan
	Title:	Executive Vice President and Chief
Financial Officer

Date: May 12, 2016

Exhibit Index

Exhibit Number	Description

2.1	Confirmation Order, including Plan of Reorganization

2.2	Fourth Amended Joint Plan of Reorganization

99.1	Disclosure Statement

99.2	Committee Settlement Agreement

99.3	10% Noteholder Group Settlement

99.4	Sale Order, including Credit Bid Asset Purchase Agreement